Exhibit 10.3

DOCUMENT SECURITY SYSTEMS, INC.

 SUBSCRIPTION AGREEMENT

NONE OF THE SECURITIES OFFERED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY FOREIGN JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SHARES OF COMMON STOCK THAT COMPRISE THIS OFFERING MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED TO ANY PERSON AT ANY TIME IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND INVOLVES SUBSTANTIAL RISK, INCLUDING, BUT NOT LIMITED TO THE RISKS SET FORTH IN THE SECTION ENTITLED “RISK FACTORS” IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON MARCH 19, 2012. YOU SHOULD READ THE COMPANY’S QUARTERLY AND ANNUAL REPORTS, ALONG WITH ITS CURRENT REPORTS ON FORM 8-K FILED WITH THE SEC (collectively, “SEC FILINGS”) CAREFULLY BEFORE INVESTING IN THE COMMON STOCK.

This Subscription Agreement (the “Subscription Agreement”) is entered into this 1st day of October, 2012, by and between DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), and ___________________________________ (the “Subscriber”). As used herein, the Company and Subscriber may each individually be referred to herein as a “Party”, and collectively as the “Parties.”

1. Subscription.

Subscriber subscribes for and offers to purchase, and the Company agrees to issue and sell, an equity interest in the Company (the “Common Stock”) as described herein, for a purchase price equal to the amount set forth on the signature page below (the “Investment Amount”). This offering (the “Offering”) is subject to the terms and conditions set forth herein.

2. Investment Amount.

(a) Deliveries upon Signing. Subscriber shall execute and deliver to the Company:

(i) this Subscription Agreement and the Investor Questionnaire substantially in the form of Exhibit A hereto (the “Investor Questionnaire”) which shall, together, constitute the “Subscription Documents” of this Offering.

(b) Payment of Investment Amount. Subscriber shall transmit in an amount equal to such Subscriber’s Investment Amount either a bank check payable to the order of “Corporate Stock Transfer as Escrow Agent for Document Security System, Inc.” or wire transfer as directed by the Placement Agent. For purposes of this Agreement, “Payment” shall mean the authorization by the Placement Agent to release the funds from the escrow account to the Company. Subscriber funds will be maintained in an escrow account separate and apart from funds of the Company until delivery of a Closing Notice (as defined herein). The Parties hereby agree that Subscriber shall not be deemed to have purchased the Common Stock until the Company shall have provided a Closing Notice

(c) Closing. The Company, at the Company’s sole discretion, may elect to accept the subscription of the Subscriber. The Company’s acceptance of the subscription shall be effective upon the Company’s transmitting a notice to the Subscriber according to the notice information for the Subscriber set forth herein informing the Subscriber of such acceptance (“Closing Notice”). The Company shall use commercially reasonable efforts to transmit a Closing Notice within 48 hours after receiving the executed Subscription Documents and Payment.

3. The Offering.

This Offering is being made to “accredited investors” (as such term is defined in Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Act”)). The Offering consists of not less than 833,333 shares of the Company’s common stock, par value $0.02 per share (the “Common Stock”) and a maximum of 1,000,000 shares of Common Stock, at a price of not less than $3.30 per share.

Subscriber understands that this Subscription Agreement is not binding upon the Company unless and until such time as (i) payment of the Investment Amount is received and accepted by the Company; and (ii) the Company accepts Subscriber’s subscription in writing by transmitting the Closing Notice to the Subscriber (the “Closing Date”).

Subscriber acknowledges that the Company reserves the right, in its sole discretion, to accept or reject any Subscription Agreement.

Subscriber understands that the Common Stock is being offered and issued by the Company in a transaction exempt from the registration requirements of the Securities Act.

Subscriber acknowledges that Subscriber has received, read, understands and is familiar with this Subscription Agreement and the contents of the Company’s SEC Filings, and that the Subscription Documents shall comprise the “Offering Material” for this Offering. Subscriber further acknowledges that Subscriber has not relied upon any information concerning the Offering, written or oral, other than that contained in the Subscription Documents. Subscriber further understands that any other information or literature, regardless of whether distributed prior to, simultaneously with, or subsequent to, the date of this Subscription Agreement shall not be relied upon by Subscriber in determining whether to make an investment in the Common Stock and Subscriber expressly acknowledges, agrees and affirms that Subscriber has not relied upon any such information or literature in making Subscriber’s determination to make an investment in the Common Stock and that Subscriber understands that, except as otherwise provided herein, the Company is under no obligation to (and that Subscriber does not expect it to) update, revise, amend or add to any of the information heretofore furnished to Subscriber.

Subscriber acknowledges and agrees that, if required by the NYSE MKT, all shares of Common Stock received by the Subscriber in the Offering will be voted in the same proportion as the other shares of Common Stock vote for the proposed merger (and other related actions) of Lexington Technology Group (“Lexington”) into a wholly owned subsidiary of the Company pursuant to which Lexington will become a wholly owned subsidiary of the Company (the “Proposed Merger”).

If at any time after the closing of the Proposed Merger or after the termination of the Proposed Merger the Company receives a written request from the holders of least a majority of the shares of Common Stock issued and sold in the Offering that the Company register under the Act the shares of Common Stock issued and sold in the Offering held by such holders, the Company shall file, within 30 days of receipt of such written request, a registration statement under the Act covering all such shares of Common Stock. The registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the shares of Common Stock on Form S-3, in which case such registration shall be on another appropriate form for such purpose). The Company shall use its reasonable efforts to cause the registration statement to be declared effective or otherwise to become effective under the Act as soon as reasonably practicable. The Company shall not be obligated (i) to effect more than one registration hereunder or (ii) to effect a registration once the shares of Common Stock issued and sold in the Offering may be sold pursuant to Rule 144 under the Act without regard to (a) the requirement that the Company be in compliance with the current public information requirement, (b) volume restrictions, or (c) the manner of sale requirement.

4. Representations and Warranties of Subscriber.

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(a) In order to induce the Company to accept Subscriber’s subscription, Subscriber further represents and warrants to the Company, its “Affiliates” (as defined in the Act), Company counsel, and their respective agents and representatives including, but not limited to, their placement agents in the Offering, as follows:

1.	SUBSCRIBER HAS READ THE SUBSCRIPTION DOCUMENTS AND HAS EXAMINED THE RISK FACTORS SET FORTH IN THE COMPANY’S SEC FILINGS, AND UNDERSTANDS THE SPECULATIVE NATURE OF AND SUBSTANTIAL RISK INVOLVED IN THE INVESTMENT IN THE COMPANY.

2.	Subscriber has received a description of the Proposed Merger and has received such other information regarding the Proposed Merger as requested by Subscriber. Subscriber acknowledges and agrees that (i) the Proposed Merger is subject to a number of conditions, there is no assurance that the Proposed Merger will be consummated and its subscription is not contingent on the consummation of the Proposed Merger; (ii) the market may not react favorably to the signing of the agreement for, or the closing of, the Proposed Merger, and (iii) there is no assurance that the Company is acquiring Lexington on favorable terms or that the Proposed Merger, if it closes, will have a positive impact on the Company.

3.	If Subscriber has chosen to do so, Subscriber has been represented by such legal and tax counsel and other professionals, each of whom has been personally selected by Subscriber, as Subscriber has found necessary to consult concerning the purchase of the Common Stock, and such representation has included an examination of all applicable documents and SEC Filings (including the Company’s Form 10-K for the fiscal year ended December 31, 2011 attached hereto as Annex B and Form 10-Q for the quarterly period ended June 30, 2012 attached hereto as Annex C) and an analysis of all tax, financial, and securities law aspects thereof deemed to be necessary. Subscriber acknowledges that Subscriber understands the risks associated with the Company and described in the Company’s public filings (which Subscriber has reviewed). Subscriber, together with Subscriber’s counsel, Subscriber’s advisors, and such other persons, if any, with whom Subscriber has found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the information set forth in the Subscription Documents and the risks of the investment and to make an informed investment decision with respect thereto. Further, Subscriber has been given the opportunity for a reasonable time period prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to this investment and has been given the opportunity for a reasonable time period prior to the date hereof to verify the accuracy of the Company’s information.

4.	With respect to the United States federal, state and foreign tax aspects of Subscriber’s investment, Subscriber is relying solely upon the advice of Subscriber’s own tax advisors, and/or upon Subscriber’s own knowledge with respect thereto.

5.	Subscriber has not relied, and will not rely upon, any information with respect to this Offering other than the information contained in the Subscription Documents.

6.	Subscriber understands that no person has been authorized to make representations or to give any information or literature with respect to this Offering that is inconsistent with the information that is set forth in the Subscription Documents.

7.	Subscriber understands that, other than as provided in the Subscription Documents, no covenants, representations, or warranties have been authorized by or will be binding upon the Company, with regard to this Subscription Agreement, the performance of the Company or any expectation of investment returns, including any representations, warranties or agreements contained or made in any written document or oral communication received from or had with the Company, its Affiliates, Company counsel or any of their respective representatives or agents. Subscriber has not relied upon any information or representation that may be or has been made or given except as permitted under this paragraph 4(a).

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8.	Subscriber understands that the Offering will not be registered under the Act, or pursuant to the provisions of the securities or other laws of any other applicable jurisdictions, but is being made in reliance upon the provisions of Section 4(2) of the Act, Regulation D and the other rules and regulations promulgated under the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the investments in securities to be made hereunder. Subscriber is fully aware that the Common Stock subscribed for by Subscriber are to be sold to Subscriber in reliance upon such safe harbor based upon Subscriber’s representations, warranties, and agreements as set forth herein and in the Investor Questionnaire. Subscriber is fully aware of the restrictions on sale, transferability and assignment of the Common Stock, and that Subscriber must bear the economic risk of Subscriber’s investment herein for an indefinite period of time because the Offering has not been registered under the Act and, therefore, the securities cannot be offered or sold unless such offer is subsequently registered under the Act or an exemption from such registration is available to Subscriber. The Subscriber represents, warrants and agrees that Subscriber will not sell or otherwise transfer the Common Stock without registration under the Act or an exemption therefrom. The Subscriber is aware that the Common Stock comprising the Offering constitutes “restricted securities” as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), and may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

9.	Subscriber is an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Act) as indicated on the Investor Questionnaire attached hereto.

10.	Subscriber has no present intention to sell, distribute, pledge, assign, or otherwise transfer the Common Stock, which Subscriber acquires pursuant to this Offering. Subscriber is making the investment hereunder solely for Subscriber’s own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement.

11.	Subscriber agrees that Subscriber will not cancel, terminate or revoke this Subscription Agreement, which has been executed by Subscriber, and that this Subscription Agreement shall survive any sale, assignment or other transfer of control over, or of all or substantially all of Subscriber’s assets or business and Subscriber’s bankruptcy, except as otherwise provided pursuant to the laws of any applicable jurisdiction.

12.	Subscriber has substantial investment experience and is familiar with investments of the type contemplated by this Subscription Agreement. Subscriber is aware that purchase of the Common Stock is a speculative investment involving a high degree of risk and there is no guarantee that Subscriber will realize any gain from Subscriber’s investment or realize any tax benefits therefrom and Subscriber is further aware that Subscriber may lose all or a substantial part of Subscriber’s investment. Subscriber understands that there are substantial restrictions on the transferability of, and there is no existing public market for, the Common Stock and it may not be possible to liquidate an investment in the Common Stock. Subscriber affirms that Subscriber acknowledges that this investment is highly speculative, involves a high degree of risk and, accordingly, Subscriber can afford to lose its entire investment.

13.	The address set forth herein is Subscriber’s true and correct address and Subscriber has no present intention of becoming a resident of any other country, state, or jurisdiction prior to, or after, Subscriber’s purchase of the Common Stock.

14.	Subscriber understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the Closing Date. Each such representation and warranty shall survive the Subscriber’s purchase of the Common Stock subscribed for herein.

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15.	Subscriber acknowledges and agrees that it shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty made by Subscriber that the Company, its Affiliates, the Company’s counsel and their respective agents or representatives knew or had reason to know that any such covenant, representation or warranty in this Subscription Agreement or furnished or to be furnished to the Company by Subscriber contained untrue statements. The foregoing shall survive any investigation of Subscriber’s representations and warranties in this Subscription Agreement made by the Company, its Affiliates, the Company’s counsel and their respective agents or representatives.

16.	No representation or warranty that Subscriber has made in this Subscription Agreement, the Investor Questionnaire or in any writing furnished or to be furnished pursuant to this Subscription Agreement, contains or shall contain any untrue statement of fact, or omits or shall omit to state any fact which is required to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

17.	Subscriber has full right, power, and authority to execute and deliver this Subscription Agreement and to perform Subscriber’s obligations hereunder and all necessary consents have been obtained. This Subscription Agreement has been duly authorized, executed and delivered by or on behalf of Subscriber and is a valid, binding and enforceable obligation of Subscriber, enforceable against Subscriber in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting creditors’ rights generally and to general equity principles.

18.	The execution and delivery of this Subscription Agreement by Subscriber will not result in any violation of, or be in conflict with, or result in the default of, any term of any material agreement or instrument to which Subscriber is a party or by which Subscriber is bound, or of any law or governmental order, rule or regulation which is applicable to Subscriber.

19.	All negotiations relative to this Subscription Agreement and the transactions contemplated hereby have been carried out by Subscriber directly with the Company without the intervention of any person or entity in such manner as to give rise to any claim by any person or entity against Subscriber or the Company for a finder’s fee, brokerage commission or similar payment. To the extent Subscriber becomes aware of an additional claim to such fees, commission or payments, other than to a placement agent retained by the Company, Subscriber shall promptly provide the Company with notice of such claim. To the extent any person or entity claims to be entitled to a finder’s fee, brokerage commission, or similar payment in connection with the transactions contemplated hereby, Subscriber shall be liable for all such fees and expenses related thereto to the extent any such claims relate to acts or omissions of Subscriber or to this transaction. In the event a payment is payable by the Company to any broker, finder, agent or other person, other than to a placement agent retained by the Company, in connection with Subscriber’s investment in the Company, such payment shall be deducted from the amount paid by Subscriber in connection with this Agreement.

20.	Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Common Stock through or as a result of, any form of general solicitation or general advertising.

21.	Placement Agent Fee. Buyer acknowledges that Dawson James Securities, Inc. (“Dawson James”) is acting as a non-exclusive placement agent in connection with the private offering as contemplated in this Agreement and will be entitled to a placement fee on all subscriptions accepted by the Company from Buyers introduced to the Company by Dawson James. The placement fee consist of a cash fee equal to 7% of the gross proceeds received by the Company in the private offering and a non-accountable expense allowance payable in cash equal to 2% of the gross proceeds received by the Company in the private offering.

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5. Annex A.

The Company and Subscriber each hereby agree to the covenants, agreements and, as applicable, make the representations and warranties, in each case, as set forth on Annex A attached hereto.

6. Confidential Information.

For purposes of this Agreement, the term “Confidential Information” will mean and refer to any information, reports, interpretations, forecasts, business plans, records (financial or otherwise), technical data or know-how, patentable and un-patentable, including, but not limited to, software, machinery, research, product plans, product services, customer lists, marketing materials, developments, inventions, process designs, finances, or other trade secrets, whether written, oral, electronic, visual or otherwise (whatever the form or storage medium), in each case concerning or relating to the Company, any of its affiliates, subsidiaries or joint ventures, any supplier, customer or prospective customer of the Company, or any of the businesses, products, services, financial condition, operations, assets, liabilities and/or prospects of any of the foregoing. The restrictions in this Section shall not apply to information, which (i) prior to or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of Subscriber; (ii) must be delivered in response to a valid order by a court or governmental body, (iii) became or becomes generally available to the recipient on a non-confidential basis from a source other than the Company; or (iv) is approved by the Company, in writing, for release. Subscriber covenants and agrees not to use any Confidential Information for Subscriber’s own use or benefit (directly or indirectly), or for the benefit of any party other than the Company. Subscriber may not disclose Confidential Information to third parties except its professional advisers solely in connection with this investment in the Company and who are made aware of the confidential nature of the Confidential Information. Subscriber agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the Company in order to prevent the Confidential Information from falling into the public domain or the possession of persons other than those persons authorized hereunder to have such information, which measures shall include the highest degree of care that Subscriber uses to protect Subscriber’s own confidential information of a similar nature. Subscriber agrees to immediately notify the Company in writing of any misuse or misappropriation of the Confidential Information, which may come to Subscriber’s attention. All proceeds from a misuse or disclosure of the Company’s Confidential Information will be recoverable from Subscriber responsible for such misuse or disclosure, which Subscriber shall be liable to the Company to the fullest extent of the law.

7. General Provisions.

(a) Headings. The headings contained in this Subscription Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement.

(b) Enforceability. If any provision, which is contained in this Subscription Agreement, for any reason, should be held to be invalid or unenforceable in any respect under the laws of any State of the United States or any other jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Subscription Agreement. Instead, this Subscription Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

(c) Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery, or (iii) confirmed facsimile transmission, in each case addressed as follows:

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To the Company:	Document Security Systems, Inc.
Attn: Chief Executive Officer
28 East Main Street
Suite 1525
Rochester, NY 14614
Facsimile No: (585) 325-2977

To Subscriber:	at the address set forth on the signature page,

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Section 7 are not otherwise available, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile.

(d) Governing Law; Disputes. This Subscription Agreement shall in all respects be construed, governed, applied and enforced with the laws of the State of New York without giving effect to the principles of conflicts of laws. The Parties hereby consent to and irrevocably submit to personal jurisdiction over each of them by the applicable State or Federal Courts of The City of New York, Borough of Manhattan, in any action or proceeding, irrevocably waive trial by jury and personal service of any and all process and other documents and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Section 7(c).

(e) Further Assurances. The Parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions, which are reasonably required to effectuate this Subscription Agreement and the intents and purposes hereof.

(f) Binding Agreement. This Subscription Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(g) Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Subscription Agreement shall be deemed to have been made unless expressly set forth in writing and signed by the Party against whom such waiver is charged; and, (i) the failure of any Party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Subscription Agreement or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions; (ii) the acceptance of performance of anything required by this Subscription Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure; and, (iii) no waiver by any Party of one breach by another Party shall be construed as a waiver with respect to any other or subsequent breach.

(h) Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures obtained via facsimile or other means of electronic transmission, including e-mail PDF, shall be deemed legally binding.

(i) Entire Agreement. The Parties have not made any representations, warranties, or covenants with respect to the subject matter hereof, orally or in writing, which are not expressly set forth herein, and this Subscription Agreement, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the Parties with respect to the subject matter hereof are merged in this Subscription Agreement, which alone fully and completely express their agreement. This Subscription Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the Parties to this Subscription Agreement.

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(j) Subscription Irrevocable. Except as set forth herein, this subscription is irrevocable, is subject to all of the terms and provisions contained in this Subscription Agreement, and will survive the death, dissolution, or disability of the Subscriber.

(k) Assignability. This Agreement is not transferable or assignable by the Subscriber.

9. Certification.

Under penalties of perjury Subscriber certifies as follows:

If it has been provided, the number shown below, as Subscriber’s taxpayer’s identification number, is Subscriber’s correct taxpayer identification number. Subscriber is not subject to backup withholding either because Subscriber has not been notified by the Internal Revenue Service that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Subscriber that it is no longer subject to backup withholding.

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IN WITNESS WHEREOF, the Parties have executed this Subscription Agreement effective as of the date first written above.

Investment Amount:

Print Name of Subscriber:

Signature of Subscriber (or authorized agent of Subscriber):

____________________________

Taxpayer ID Number: ___________________

Date:

Address:

Facsimile No: ____________________

Accepted and Agreed to:

DOCUMENT SECURITY SYSTEMS, INC.

By:
Name: Patrick White
Title: Chief Executive Officer

Date:

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EXHIBIT A

INVESTOR QUESTIONNAIRE

In connection with the Offering (as defined in the Subscription Agreement) by Document Security Systems, Inc., a New York corporation (the "Company"), of up to a maximum of 1,000,000 shares of its Common Stock (as defined in the Subscription Agreement) at a purchase price of $3.30 per share in a transaction intended to qualify as a private placement of securities exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, I, the undersigned, furnish the following representations and information along with my Subscription Agreement to which this Investor Questionnaire is attached as Exhibit A. Terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

REPRESENTATIONS

1. I am an Accredited Investor (as that term is defined in Attachment A hereto), as evidenced by my satisfying at least one of the following standards (initial each subsection hereunder that applies):

____________(a) I am an individual and had Income in excess of $200,000 in each of the last two calendar years or joint Income with my spouse in excess of $300,000 in each of the last two calendar years and reasonably expect to have Income in excess of this level in the current calendar year. For purposes of this Representation, "Income" shall mean salary and bonus income, taxable income (gross receipts less cost of goods or services and expenses) in the case of sale of proprietorships, distributable income from trusts and partnerships, interest and dividend income (excluding unrealized gains) and vested contributions made on behalf of an individual; or

____________(b) I am an individual and my net worth (i.e., excess of total assets over total liabilities), excluding my principal residence, either individually or together with my spouse, is at least $1,000,000 (see Attachment A for guidelines on calculation); or

____________(c) I am a corporation, partnership, or other legal business entity, not formed for the purpose of acquiring the shares, with total assets in excess of $5,000,000; or

____________(d) I am an entity in which all of the equity owners meet the standards set forth in any of the immediately preceding subparagraphs. (If this standard is initialed, then each such equity owner must complete and return a copy of this Representation); or

____________ (e) I am a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

2. I am acquiring the Common Stock for my own account as principal for my investment and not with a view toward resale or distribution.

3. My present financial position, including my other security holdings and my financial needs are such that:

(a) my investment in the Common Stock is suitable for me, and I am able to bear the economic risk of losing all funds invested; and

(b) I am able to bear the economic burden of having all such funds tied up in an essentially illiquid investment for an extended period of time.

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4. I am sophisticated in financial and business affairs and am able to evaluate the risks and merits of an investment in the Offering.

5. All questions that I have had concerning the investment have been answered to my complete satisfaction.

6. All documents, books and records of the Company relative to this investment have been made available for my inspection.

7. I further acknowledge that the representations and information contained herein support the reasonable belief of the Company that I qualify within one of the above categories of Accredited Investors.

8. I hereby represent and warrant that all of the Representations are true, accurate and complete in all respects.

INVESTOR INFORMATION

(If Investor is an Entity, provide information on behalf of Entity, including date of formation)

9. Name: __________________________ Birth Date: ________________________________

Tax ID/Social Security #: ______________________

10. Permanent Residence Address (other than Post Office Box), including County, and Telephone Number: _____________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

11. Name of Current Business, Business Address and Telephone Number:

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Type of Current Business: _____________________________________________________________________________________

Position Held in Current Business, Responsibilities Involved in Position and Number of Years Employed in Position:

_____________________________________________________________________________________________________________________

12. Name and Type of Business of Employer(s) or Business Association(s) during Past Five Years and Dates of Employment:

_____________________________________________________________________________________________________________________

Position(s) Held during Past Five Years and Above-named Employers:

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Responsibilities Involved in Above-named Positions:

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

13. Send correspondence to:

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Home: _____________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Office: _____________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Other: _____________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

14. Business or Professional Education and Degrees Received are as follows:

Year _______________________________________________________________________________________________________

 _____________________________________________________________________________________________________________________

School Degree Received ________________________________________________________________________________________

 _____________________________________________________________________________________________________________________

Year _______________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

School Degree Received ________________________________________________________________________________________

_____________________________________________________________________________________________________________________

15. The approximate percentage of my current income by source is as follows:

Salary _____________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Bonus and Commissions _______________________________________________________________________________________

_____________________________________________________________________________________________________________________

Dividends and Interest _________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Real Estate Income____________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Other Income ________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Total 100% __________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

16. The following approximate percentages of my net worth are invested in

(a) "tax shelter" partnerships: __________

(b) marketable securities: __________

(c) cash: __________

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(d) real estate: __________

(e) venture capital (equity of companies characterized by rapid growth and high risk/return investment potential): __________ Total 100%

17. The source(s) of the funds that I intend to use to invest is (are): (If funds are to be borrowed, so state).

18. Any contingent liabilities for which I may be obligated are as follows:

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

(State dollar amount and describe contingent liability).

INFORMATION CONCERNING INVESTMENT EXPERIENCE:

19. Prior Investment:

(a) The frequency of my investment in marketable securities is:

often      occasionally      seldom      never

(b) I have participated in the following types of investments:

Limited Partnerships Tax shelters

Private placements of securities Real estate

Oil and gas investment Equipment leasing shelters

(c) I was not required to use a purchaser representative for any private placements.

IN WITNESS WHEREOF, I have executed this Investor Questionnaire this ___day of ______________, 2012 and declare that it is truthful and correct.

_____________________________________________________________________________________________________________________

Signature of Subscriber (or duly authorized agent of Subscriber)

_____________________________________________________________________________________________________________________

PRINT Subscriber Name

_____________________________________________________________________________________________________________________

Title, if applicable Title, if applicable

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Attachment A

Definition of Accredited Investor

Accredited Investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee

Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000, (PLEASE NOTE:  In calculating net worth, a person (or together with that person’s spouse) shall include all of his or her assets (other than his or her primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than a mortgage or other debt secured by his or her primary residence unless such borrowing occurred in the 60 days preceding the date of purchase of the Securities and was not in connection with the acquisition of the primary residence).  In the event any incremental mortgage or other indebtedness secured by his or her primary residence occurs in the 60 days preceding the date of the purchase of the Securities, the additional mortgage or other indebtedness secured by his or her primary residence must be treated as a liability and deducted from his or her net worth even though the value of his or her primary residence will not be included as an asset.  Further, the amount of any mortgage or other indebtedness secured by his or her primary residence that exceeds the fair market value of the residence should also be deducted from his or her net worth);

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7. Any trust or business entity, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

8. Any entity in which all of the equity owners are accredited investors.

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ANNEX A

Reference is made to (a) those certain subscription agreements, pursuant to which this Annex A is attached (collectively, the “Agreements”), by and between DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”) and certain investors (collectively, the “Buyers”), pursuant to which the Company has agreed to sell, and each such Buyer has agreed to purchase certain shares of common stock, $0.02 par value per share, of the Company (the “Common Stock”), which is collectively to be referred to herein as the “Common Shares” or “Securities”. Capitalized terms not defined herein shall have the meaning as set forth in the Agreements.

1.	ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers and their associated placement agent that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below). As used in the Agreements, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents (as defined below), or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (I) owns at least fifty percent (50% of the outstanding capital stock or holds at least fifty percent (50%) of the equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under the Agreements and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of the Agreements and the other Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries (as applicable) of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ board of directors or other governing body, as applicable. Company will file a Form D with the Securities and Exchange Commission (“SEC”), and make other filings as may be required by any state securities agencies, and will obtain the prior approval of the NYSE MKT. No further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. The Agreements have been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company or its agent, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, the Agreements, the Investor Questionnaires, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

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(c) Issuance of Securities. The Common Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyers in the Agreements, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”).

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries (as applicable) and the consummation by the Company and its Subsidiaries (as applicable) of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares will not (i) result in a violation of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) or other organizational documents of the Company or any of its Subsidiaries, the rights attendant to any capital stock of the Company or any of its Subsidiaries, or Bylaws of the Company (the “Bylaws”) or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the NYSE MKT (the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e) Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of a Form D and any other filings as may be required by any state securities agencies or the Principal Market), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than Dawson James Securities, Inc. (the “Placement Agent”), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(g) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings.

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(h) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(i) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or their respective business, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) could have a Material Adverse Effect or (ii) would reasonably be expected to have a material adverse effect on any Buyer’s investment hereunder.

(j) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(k) Sarbanes-Oxley Act. Except as set forth in the SEC Documents, the Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(l) Transactions With Affiliates. Other than as disclosed in the SEC Documents, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

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(m) Equity Capitalization. Except as disclosed in the SEC Documents or issued by the Company pursuant to stock option plans approved by the board of directors of the Company: (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.

(n) Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(o) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(p) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

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(q) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(r) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(s) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(t) Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(u) Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(v) No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(w) Intellectual Property. Except as set forth in the SEC Documents, the Company and its Subsidiaries own, control or license adequate valid and enforceable rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, software, documentation, original works of authorship, patents, patent rights, copyrights, inventions, improvements, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor ("Intellectual Property Rights") necessary or appropriate to conduct their respective businesses as now conducted or as proposed to be conducted. Except as set forth in the SEC Documents, none of the Company's material Intellectual Property Rights has expired or terminated or has been abandoned, or is expected to expire or terminate or are expected to be abandoned within three years from the date hereof. Except as set forth in the SEC Documents, the Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights.

(x) Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any governmental authority pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, and/or any of the Company's or the Company's Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise.

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(y) Labor Relations. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(z) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Agreements and the other Transaction Documents and except for information disclosed under a confidential disclosure agreement. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. To the Company’s knowledge, all disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to the Agreements, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 of the Agreement of such Buyer.

2.	ADDITIONAL COVENANTS.

(a) Pledge of Securities. Notwithstanding anything to the contrary contained in the Agreements or herein, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other bona fide loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder except as may otherwise be required under applicable securities laws, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to the Agreements or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(b) Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the fourth (4th) Business Day following the date of the Agreements, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, the Agreements (and all schedules to the Agreements) (including all attachments, the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the issuance of the Press Release without the express prior written consent of such Buyer. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall receive an advanced draft of any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except as otherwise required by any law, rule or regulation applicable to the Company after consultation with the Buyer.

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(c) Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(d) The Company shall file a Form D with respect to the Securities as required under Regulation D of 1933 Act. The Company, on or before the Closing, shall take such action as the Company shall reasonably determine is necessary in order to qualify the Securities for sale to each Investor pursuant to this Subscription Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

(e) Until the earlier of one year after the date of the Closing or the date all the Securities have been sold, the Company shall timely file (or obtain proper and timely extensions in respect thereof and file within the applicable grace period under the 1934 Act) all reports required to be filed with the SEC pursuant to the 1934 Act. All such reports shall be in compliance with all applicable 1934 Act rules and regulations. For such period, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

3.	REGISTER; LEGEND REMOVAL

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Common Shares in which the Company shall record the name and address of the Person in whose name the Common Shares have been issued.

(b) Legends. Each Buyer understands that the Securities have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(b) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 3(a) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 3(b), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s nominee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

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(c) Buy-In. If the Company fails to so properly deliver such unlegended certificates or so properly credit the balance account of such Buyer’s or such Buyer’s nominee with DTC by the Required Delivery Date, and if on or after the Required Delivery Date such Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Buyer of shares of Common Stock that such Buyer anticipated receiving from the Company without any restrictive legend, then, in addition to all other remedies available to such Buyer, the Company shall, within three (3) Trading Days after such Buyer’s request and in such Buyer’s sole discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Buyer’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to such Buyer a certificate or certificates or credit such Buyer’s DTC account representing such number of shares of Common Stock that would have been issued if the Company timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Shares that the Company was required to deliver to such Buyer by the Required Delivery Date times (B) the Closing Sale Price of the Common Stock on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg LP on the Trading Day immediately preceding the Required Delivery Date.

4.	MISCELLANEOUS.

(a) Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by the Agreements) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(b) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of the Agreements or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in the Agreements and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

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ANNEX B

Form 10-K

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ANNEX C

Form 10-Q